Exhibit 99.2

First Quarter 2013 Investor Presentation
Jimmy C. Tallent
President &
Chief Executive Officer
H. Lynn Harton
Chief Operating Officer
Rex S. Schuette
Executive Vice President & Chief Financial Officer rex_schuette@ucbi.com (706) 781-2266
David P. Shearrow
Executive Vice President & Chief Risk Officer
United Community Banks, Inc.

Cautionary Statement

This investor presentation may contain forward-looking statements, as defined by federal securities laws, including statements about United’s financial outlook and business environment. These statements are based on current expectations and are provided to assist in the understanding of future financial performance. Such performance involves risks and uncertainties that may cause actual results to differ materially from those expressed or implied in any such statements. For a discussion of some of the risks and other factors that may cause such forward-looking statements to differ materially from actual results, please refer to United Community Banks, Inc.’s filings with the Securities and Exchange Commission including its 2012 Annual Report on Form 10-K under the sections entitled “Forward-Looking Statements”.

Forward-looking statements speak only as of the date they are made, and we undertake no

Non-GAAP Measures

This presentation also contains financial measures determined by methods other than in accordance with generally accepted accounting principles (“GAAP”). Such non-GAAP financial measures include the following: core fee revenue, core operating expense, core earnings, tangible common equity to tangible assets, tangible equity to tangible assets and tangible common equity to risk-weighted assets. The most comparable GAAP measures to these measures are: fee revenue, operating expense, net income (loss), and equity to assets.

Management uses these non-GAAP financial measures because we believe it is useful for evaluating our operations and performance over periods of time, as well as in managing and evaluating our business and in discussions about our operations and performance. Management believes these non-GAAP financial measures provide users of our financial information with a meaningful measure for assessing our financial results and credit trends, as well as for comparison to financial results for prior periods. These non-GAAP financial measures should not be considered as a substitute for financial measures determined in accordance with GAAP and may not be comparable to other similarly titled financial measures used by other companies. For a reconciliation of the differences between our non-GAAP financial measures and the most comparable GAAP measures, please refer to the ‘Non-GAAP Reconcilement Tables’ at the end of the Appendix to this presentation.

United at a Glance

Founded in 1950

Third-largest bank holding company in Georgia

Headquartered in Blairsville, Georgia with 103 locations throughout north Georgia, metro Atlanta, coastal Georgia, western North Carolina, western South Carolina, and east Tennessee

Deposit Market Share(1) Key Statistics as of 3/31/13

Market Offices Deposit Share Rank (billions)

North Georgia 22 32% Total assets $6.85 Atlanta MSA 37 4 7 Total deposits $6.03 Gainesville MSA 5 12 5 Loans $4.19 Coastal Georgia 8 4 8 Western North Carolina 20 12 3 East Tennessee 1 2 9

1FDIC deposit market share and rank as of June 30, 2012 for markets where United takes deposits. Source: SNL and FDIC. Excludes 2 Loan Production Offices

Business and Operating Model

Service is Point of Differentiation

• #1 in Customer Satisfaction according to Customer Service Profiles

• J.D. Power 2013 Retail Banking Satisfaction Study rates United among the top 2 banks in the southeast

• Golden rule of banking – treating people the way we want to be treated

• “The Bank that SERVICE Built”

• Customer surveys continue with 95% satisfaction rate

“Community bank service, large bank resources”

Strategic footprint with Twenty-seven substantial banking Disciplined growth “community banks” opportunities strategy

Local CEOs with deep roots in their communities Operates in a number of the Organic supported by de novos more demographically attractive and selective acquisitions Resources of a $6.8 billion bank U.S. markets

United Community Banks, Inc. PERFORMANCE - TRENDS 5

Highlights First Quarter

Improving Quarterly Results

•Net income of $11.8 million, or 15 cents per share •Seventh quarterly profit in past eight quarters •Core earnings (pre-tax, pre-credit) of $26.4 million

Modest Loan Growth, Both Linked Quarter and Year Ago

• Increased commercial and retail lending opportunities

• New retail mortgage and home equity products

• Expansion into Greenville, SC market

Solid Improvement in All Credit Quality Metrics

• NPAs decline 12% to $112.7 million and 1.65% of total assets

• NPL inflow declines 52% to $9.7 million

• Net charge-offs decline $2.1 million to $12.4 million; lowest level in 5 years

Strong Core Transaction Deposit Growth

• Up 10%, annualized, from last quarter

• Building customer deposit base

• Represents 58% of total customer deposits compared to 34% at the end of 2008

Regulatory Highlights

• SEC investigation surrounding deferred tax assets closed with no enforcement action issued

• U.S. Department of the Treasury owned securities (TARP) remarketed and closed generating among the highest pricing in the nation of similar transactions

Net Income $ in millions $15 $ 11.5 $11.8 $10.6 $10 $ 6.5 $5.3 $5 - 1Q12 2Q12 3Q12 4Q12 1Q13 7

Key Drivers of Net Interest Revenue / Margin

$ in

Net Interest Revenue & Margin millions

$61

$ 58.9 Net Interest Revenue

$ 57.4 4.0% • Offset margin compression by growing

$57 $56.8 $56.0 loans

$ 54.7 • 1Q13 growth impacted by:

• Two fewer days in quarter

$53 3.53% 3.60%

• New / renewed loan repricing,

3.43% 3.44% 3.5%

3.38% including new mortgage and HELOC $49 program Net Interest Margin • Securities pricing under pressure

$45 3.0%

1Q12 2Q12 3Q12 4Q12 1Q13

Key Drivers of NIR – Loan Growth Key Drivers of NIR – Deposit Pricing (excl. brokered)

6% .40

5 Loan Yields

5.07% 4.93%

 .30 .30 .30 .30

4%

 .20 .21 .21

Securities Yields NOW

2% 2

.14 .14 .13

• CD pricing reflects the quarter-average new and

 .10

Avg Rate on Int Bearing Dep’s renewed yield.

. .37% • MMDA / NOW pricing reflects the deposit yield for

0% 0 each quarter.

1Q12 2Q12 3Q12 4Q12 1Q13 1Q12 2Q12 3Q12 4Q12 1Q13

Non-Performing Loans (NPLs) Inflow Trends

$ in Quarterly NPL Inflows

millions

$ 32.4

$ 30 $29.4 $30.5

$ 20 $20.2

$ 10 $9.7

$ 0

Q112 Q212 Q312 Q412 Q113

Resi Constr Comm Constr Resi Mtg Comm RE Comm Consumer

$ in Total NPLs

millions

$ 129.7

$ 120 $115.4 $115.0

$ 109.9

$ 99.0

$ 90

$ 60

$ 30

$ 0

Q112 Q212 Q312 Q412 Q113

Single Customer

United Community Banks, Inc. OUTLOOK 10

Outlook

Our Goal: Leverage Our Strengths

•Strong local leadership

•Funding advantage in our legacy markets •Consistent and attractive culture

• Class leading customer satisfaction

• Low employee turnover

To Grow Our Business The Right Way

•Become better retail and small business bank

• Grow sales: Better product design, merchandising, campaign execution

• Streamline delivery process that focuses on how we serve our customer in the end

• HELOC program success: $125 million in new balances

• Invest in people

• Continue to invest in, and improve commercial and retail capabilities

• Diversify portfolio – focus on C&I, owner occupied, and consumer lending

• Momentum building across footprint

• Invest in people: 31 lenders past 2 years in growth opportunity markets

• Enter new markets: Opened LPO in Greenville, SC (4Q12); expand territory and commercial loan potential

• Positive net loan growth going forward

• Customer derivative swap program – meeting customer needs while adding fee revenue

• Deferred Tax Asset Recovery

Outlook $ in

millions

Grow Existing Fee Businesses at Faster Pace

•Mortgage first priority

• Performing well, but at 50% of peers

• Focus on home purchase product as well as refinancings

• Focus on lower performing markets

• Invest in management, people and new markets

• Advisory Services

• Customer satisfaction high

• Invest in management, people, and new markets

Mortgage Fee Revenue

$ 3.26

 $3.00 $2.80

$ 2.66

$ 2.32

 $2.25 $2.10 $1.50

 $0.75

1Q12 2Q12 3Q12 4Q12 1Q13*

NGA and NC Other Markets

*57% of Volume New Mortgages

Outlook

Summary

•Focus on core earnings growth – fee revenue, expenses, efficiencies

• Offsetting margin headwinds through loan growth and improving deposit mix

• Goal loan growth in 2013 – mid-single digit range

• Expecting quarterly margin compression in 2013 – 2 to 4 basis points

• Steady progress on credit; improving through 2013

• Solid strengths – size, culture, capital

• Well-positioned in all areas for opportunities

United Community Banks, Inc. FINANCIAL REVIEW 14

Core Earnings & Core Fee Revenue


$ in millions
$60
$50
$40
$30
$20
$10
$58.9
$56.9
$57.4
$56.0
$54.7
$42.7
$41.3
$40.5
$41.6
$40.9
$29.3
$28.3
$29.9
$29.1
$26.4
$13.1
$12.8
$13.0
$14.6
$12.6
1Q12
2Q12
3Q12
4Q12
1Q13
Net Interest Revenue
Core Operating Expenses
Core Earnings
Core Fee Revenue

Core Earnings - $26.4 Million

- Down $2.7 million from 4Q12 and $2.9 million from a year ago
- NIR impacted by fewer days and margin
- Fee revenue decline due to seasonal impact and lower mortgage volume

$ in thousands

CORE EARNINGS

	1Q13	Variance - Increase / (Decrease) 4Q12	Variance - Increase / (Decrease) 1Q12
Net Interest Revenue	$ 54,659	$ (1,369)	$ (4,205)
Fee Revenue	12,618	(1,933)	(473)
Gross Revenue	67,277	(3,302)	(4,678)
Operating Expense (Excl OREO)	40,900	(589)	(1,770)
Pre-Tax, Pre-Credit (Core)	$ 26,377	$ (2,713)	$ (2,908)
Net Interest Margin	3.38 %	(.06) %	(.15) %

(1) Includes securities gains (losses), gains from hedge ineffectiveness, gains from the sale of low income housing credits, deferred compensation gains, and interest on federal income tax refund.

CORE FEE REVENUE

	1Q13	Variance - Increase / (Decrease) 4Q12	Variance - Increase / (Decrease) 1Q12
Overdraft Fees	$ 2,991	$ (473)	$ (254)
Debit Card Fees	3,227	(474)	125
Other Service Charges	1,185	(25)	(251)
Total Service Charges and Fees	7,403	(972)	(380)
Mortgage Loan & Related Fees	2,655	(607)	556
Brokerage Fees	767	16	(46)
Other	1,793	(370)	(603)
Total Fee Revenue - Core	**12,618**	**(1,933)**	**(473)**
Non-Core[1]	208	(2)	(2,080)
Reported - GAAP	$ 12,826	$ (1,935)	$ (2,553)

15

Core Operating Expenses $ in

thousands

Variance - Increase / (Decrease) 1Q13 4Q12 1Q12

Salaries & Employee Benefits $ 23,055 $ 95 $ (1,710) Communications & Equipment 3,046 (274) (109) Occupancy 3,367 (88) (404)

FDIC Assessment 2,505 - (5) (1) Includes foreclosed

property costs,

Advertising & Public Relations 938 (49) 92 severance, deferred compensation gains, and

Postage, Printing & Supplies 863 (187) (116) provision for litigation settlement.

Professional Fees 2,366 (319) 391 Other Expense 4,760 233 91

Core Operating Expenses 40,900 (589) (1,770)

Non-Core(1) 2,870 (6,367) (1,415)

Reported GAAP $ 43,770 $ (6,956) $ (3,185)

Net Income

$ in thousands

NET OPERATING INCOME

	1Q13	Variance - Increase / (Decrease) 4Q12	1Q12
Core Earnings (Pre-Tax, Pre-Credit)	$ 26,377	$ (2,713)	$ (2,908)
Provision for Loan Loss	(11,000)	(3,000)	(4,000)
NON-CORE FEE REVENUE:			
Hedge Ineffectiveness Gains (Losses)	(85)	(201)	(200)
Securites Gains (Losses)	116	85	(441)
Losses from Prepayment of Borrowings	-	-	482
Interest on Federal Income Tax Refund	-	-	(1,100)
Gains from Sale of Low Income Housing Tax Credits	-	-	(728)
Gains (Losses) on Deferred Compensation Plan Assets	177	114	(93)
Total Non-Core Fee Revenue	**208**	**(2)**	**(2,080)**
NON-CORE OPERATING EXPENSES:			
Foreclosed Property Write Downs	1,041	(397)	(1,070)
Foreclosed Property (Gains) Losses on Sales	105	(1,645)	12
Forclosed Property Maintenance Expenses	1,187	(236)	(434)
Severance Costs	360	(203)	170
Provision for Litigation Settlement	-	(4,000)	-
Gains (Losses) on Deferred Comp Plan Liability	177	114	(93)
Total Non-Core Operating Expenses	**2,870**	**(6,367)**	**(1,415)**
Income Tax Expense	(950)	148	190
Net Income	**$ 11,765**	**$ 6,504**	**$ 237**

NET INCOME

	1Q13	Variance - Increase / (Decrease) 4Q12	1Q12
Net Income	$ 11,765	$ 6,504	$ 237
Preferred Stock Dividends	(3,052)	7	22
Net Income Avail to Common Shareholders	$ 8,713	$ 6,497	$ 215
Net Income Per Share	$ .15	$ .11	$ -
Tangible Book Value (DTA Allowance $271 Million)	$ 6.76	$ .19	$ .22

58 Million Shares Outstanding

17

Customer Deposit Mix & Core Growth $ in

millions

Deposits by % / Customer Mix Total Deposit Mix

1Q13 4Q12 1Q12 4Q08

Demand / NOW $ 1,894 $ 1,841 $ 1,722 $ 1,457

1Q13

MMDA / Savings 1,401 1,372 1,331 630 $5.7B Core Transaction 3,295 3,213 3,053 2,087

58% Significant

Demand & NOW Time < $100,000 1,014 1,050 1,201 1,945

33% growth in

Public Public Deposits 700 739 782 755 core Total Core 5,009 5,002 5,036 4,787

Funds

13% transaction

deposits Time >$100,000 653 674 759 1,336 Time MMDA & Public Deposits 32 31 38 87

Sav since 4Q08

>$100M Total Customer 5,694 5,707 5,833 6,210

11% 25% Time

<$100M Brokered Deposits 332 245 168 793

18% Total Deposits $ 6,026 $ 5,952 $ 6,001 $ 7,003

4Q08 Core Deposit Growth – Category & Market

Public $6.2B

Growth Growth

Funds 34%

CATEGORY 1Q13 MARKET 1Q13

14%

Demand $ 52 Atlanta $ 39

Time Demand & NOW

MM Accounts 13 N. Georgia 24

>$100M 23%

Savings 16 North Carolina 11

22%

NOW - Coastal Georgia 3 MMDA & Total Categories $ 81 Tennessee 2 Time Sav Gainesville 2 <$100M 10% Percent Growth (Annualized) 10% $ 81

31%

Capital Ratios

15%

14.30% 14.30% 14.20% 14.30% 13.70%

10%

8.80% 8.80% 8.80% 8.90% 8.30%

5.50% 5.70% 5.70% 5.70%

5% 5.30%

1Q12 2Q12 3Q12 4Q12 1Q13

Total RBC Tier 1 RBC Leverage Tier 1 Common RBC Tangible Common to Assets*

*DTA Allowance of $271 million, when reversed, adds 3.6% to 1Q13 Tangible Common to Assets

 Well-

Capitalized MAR ‘13 DEC ‘12 MAR ‘12 Bank Tier 1 RBC 6% 14.7% 14.5% 13.7 % Total RBC 10 16.0 15.7 15.0 Leverage 5 10.0 9.9 9.0

Holding Company

Tangible Equity to Assets 8.5 8.6 8.1

United Community Banks, Inc. LOAN PORTFOLIO & CREDIT QUALITY 20

Loan Portfolio (total $4.19 billion) $ in

billions

By Loan Type Diversifying Portfolio

Reduced

1Q11 concentrations 1Q13

Commercial $4.194 of A&D and $4.194

57% Investor RE $2.41 loans

Retail Retail C&I 34%

Install 4% $.16

31% 34% $1.411 $1.308 $1.424

C&I 38%

Residential $1.584

Mortgage 30% $1.25 Inv RE

17% Inv RE $.699 16% $.674

Geographic Diversity

$ 1.317 $ 1.363 Total Loans

36% Atlanta MSA North Georgia Loan Diversification & Type

Period $ in Billions

• Reducing land exposure $ .575 1Q13 $4.194

24%

$ .398 Western North Carolina 4Q12 $4.175 • Focus on small business

$ .259 $ .282 3Q12 $4.138

12% Coastal Georgia and C&I

Gainesville MSA East Tennessee 2Q12 $4.119

33% 1Q12 $4.128 • Enhanced retail products

6% 7% 9% 14% 31%

0%

New Loans Funded and Advances(1) $ in

millions

CATEGORY MARKET

(1)Represents

1Q13 1Q12 new loans 1Q13 1Q12

Commercial C & I $ 39.9 $ 49.5 funded and net Atlanta $ 86.5 $ 90.6 loan advances

Owner Occupied CRE 58.0 72.6 (net of Coastal Georgia(2) 37.7 32.0 Income Producing CRE 14.5 19.6 payments on N. Georgia 70.2 57.8

 1.6 3.0 lines of credit)

Commercial Constr. North Carolina 32.2 19.9

(2)Includes $19.6

Total Commercial 114.0 144.9 Tennessee 21.7 22.6 and $-0-,

Residential Mortgage 56.2 35.1 respectively, of Gainesville 26.1 9.5 Residential HELOC 40.4 15.1 purchased Total Markets $ 274.4 $ 232.4

 30.1 22.4 Indirect Auto

Residential Construction

Loans

Consumer(2) 33.7 15.0

 Total Categories 274.4 232.4

New Loans Funded and Advances

$309.0 $300

$ 281.6

$ 274.4

$250

$ 232.4

$215.2 $200

1Q12 2Q12 3Q12 4Q12 1Q13

Commercial Loans (total $2.41 billion) $ in

billions

By Loan Type Geographic Diversity

Office Bldg $ .968

26% Atlanta MSA

36% North Georgia $ .655

Other

41% 24% $ .181 $ .282 $ .146 $ .178 Coastal Georgia 12% East Tennessee Gainesville MSA Western North Carolina

6% 7% 8% 12% 27% 40%

Owner 0% Occupied

Income 47% Average Loan Size

Producing $1.13B

Type ,000

28%

$.67B Owner Occup’d $423 Income Prod 603

C & I

C & I 92

19%

$.46B Comm Constr 417

Retail (total $1.41 billion) $ in

millions

By Loan Type Geographic Diversity(1)

$ .532 Home Equity 36% $ .312 North Georgia LOC 28% $.40B Western North Carolina 24% $ .229

Avg loan size $48,000 $ .124 Atlanta MSA

$ .067 $ .094 Consumer 12% Coastal Georgia East Tennessee

8% Gainesville MSA

$.11B 5% 7% 9% 17% 23% 39%

0%

(1) Excludes indirect auto of $.05B

Mortgage

Success with new portfolio

60% products and HELOCs $.85B

Conservative underwriting

Avg loan size $98,000

62% of HE Primary Lien

Residential Construction (total $372 million) $ in

millions

Geographic Diversity

North Georgia $ 175 $ 81 Atlanta MSA $ 67 Western North Carolina $ 23 East Tennessee $ 11 Gainesville MSA $ 15 Coastal Georgia

0% 3% 4% 6% 18% 22% 47%

1Q13 vs. 1Q13 4Q12 3Q12 2Q12 1Q12 1Q12 TOTAL COMPANY

Land Loans

Developing $ 57 $ 62 $ 71 $ 78 $ 86 $ (29) Raw 42 46 41 45 57 (15) Lot 188 193 196 203 204 (16) Total 287 301 308 326 347 (60) Construction Loans Spec 40 41 44 49 57 (17) Sold 45 40 37 34 32 13 Total 85 81 81 83 89 (4) Total $ 372 $ 382 $ 389 $ 409 $ 436 $ (64)

Credit Quality $ in

millions

1Q13 4Q12 3Q12 2Q12 1Q12 Net Charge-offs $ 12.4 $ 14.5 $ 20.6 $ 18.9 $ 15.9 as % of Average Loans 1.21% 1.39% 1.99% 1.85% 1.55%

Allowance for Loan Losses $ 105.8 $ 107.1 $ 107.6 $ 112.7 $ 113.6 as % of Total Loans 2.52% 2.57% 2.60% 2.74% 2.75 % as % of NPLs 110 97 94 98 88

Past Due Loans (30 - 89 Days) .67% .65% .68% .65% .86%

Non-Performing Loans $ 96.0 $ 109.9 $ 115.0 $ 115.4 $ 129.7 OREO 16.7 18.3 27.0 30.4 31.9 Total NPAs 112.7 128.2 142.0 145.8 161.6

Performing Classified Loans 271.7 261.9 284.0 324.0 317.0 Total Classified Assets $ 384.4 $ 390.1 $ 426.0 $ 469.8 $ 478.6 as % of Tier 1 / Allow ance 49% 50% 55% 62% 64%

Accruing TDRs (see page 28) $ 126.0 $ 122.8 $ 138.3 $ 141.6 $ 125.8

As % of Original Principal Balance

Non-Performing Loans 66.3% 69.5% 68.8% 68.8% 70.6 % OREO 45.0 39.7 36.4 39.3 36.1

Total NPAs as % of Total Assets 1.65 1.88 2.12 2.16 2.25 as % of Loans & OREO 2.69 3.06 3.41 3.51 3.88

Performing Classified Loans $ in

millions

$350

$320 $323.6

$ 316.9

$290

$271.7 $260 $261.9

1Q12 2Q12 3Q12 4Q12 1Q13

BY CATEGORY 1Q12 2Q12 3Q12 4Q12 1Q13

Commercial:

Commercial & Industrial $ 17 $ 16 $ 19 $ 18 $ 20 Owner Occupied 78 54 77 65 71 Total C & I 95 70 96 83 91 Income Producing CRE 56 94 49 53 57 Commercial Constr 23 38 27 19 18

Total Commercial 174 202 172 155 166

Residential Mortgage 76 73 73 65 64 Residential Construction 64 46 35 38 38 Consumer / Installment 3 3 3 4 3

Total Performing Classified $ 317 $ 324 $ 283 $ 262 $ 271

TDRs $ in

millions

LOAN TYPE Accruing(1) Non-Accruing Total TDRs 1Q13 vs. 1Q12 1Q13 vs. 1Q12 1Q13 vs. 1Q12

Commercial (Sec by RE) $ 65.7 $ 70.3 $ 9.0 $ 9.5 $ 74.7 $ 79.8 Commercial & Industrial 8.6 3.3 .2 .2 8.8 3.5 Commercial Construction 15.8 17.9 16.8 16.2 32.6 34.1 Total Commercial 90.1 91.5 26.0 25.9 116.1 117.4 Residential Mortgage 16.8 12.5 2.2 2.3 19.0 14.8 Residential Construction 18.9 21.6 4.5 4.4 23.4 26.0 Consumer Installment .2 .2 .1 .1 .3 .3

 Total $ 126.0 $ 125.8 $ 32.8 $ 32.7 $ 158.8 $ 158.5

Accruing TDRs (1) 78 percent of accruing TDR loans

$ 200 have an interest rate of 4 percent or greater

$ 150

$ 141.6 $138.3

$ 125.8 $122.8 $126.0

$ 100 Accruing TDR past due 30 – 89 days

– 2.03%

$ 50

79% of accruing TDRs are classified

$ - loans

1Q12 2Q12 3Q12 4Q12 1Q13

Net Charge-offs by Category & Market $ in

thousands

NET CHARGE-OFFS BY CATEGORY

1Q13 % of Average Loans (Annualized)

% of Avg

Total Loans 4Q12 3Q12 2Q12 1Q12 Commercial (Sec. by RE): Ow ner Occupied $ 1,922 .69% 1.76% 3.56% .46% .87 % Income Producing 3,321 1.99 .67 .70 1.75 .70 Total Comm (Sec. by RE) 5,243 1.18 1.35 1.79 .95 .81 Commercial & Industrial 1,501 1.34 .12 (.23) .70 .62 Commercial Construction (4) (.01) 4.25 7.74 .21 .81 Total Commercial 6,740 1.14 1.30 1.81 .86 .78 Residential Mortgage 1,635 .79 1.55 1.40 .70 1.98 Home Equity LOC 512 .53 .49 .80 2.60 1.70 Residential Construction 2,973 3.22 2.52 5.69 9.14 4.84 Consumer/ Installment 524 1.35 1.10 .78 .88 1.72 Total Net Charge-offs $ 12,384 1.21 1.39 1.99 1.85 1.55 NET CHARGE-OFFS BY MARKET

North Georgia $ 4,910 1.42% 1.26% 1.84% 3.58% 2.56 % Atlanta MSA 3,295 1.07 1.27 3.02 .75 .89 North Carolina 2,249 1.59 1.39 1.15 2.52 1.14 Coastal Georgia 821 .85 .60 2.67 .23 1.53 Gainesville MSA 430 .67 2.04 .45 (.29) 1.35 East Tennessee 679 .98 2.98 .45 .68 .34

NPAs by Loan Category & Market

$ in thousands

1Q13

	NPLs	OREO	Total NPAs
LOAN CATEGORY			
Commercial (sec. by RE):			
Owner Occupied	$ 8,142	$ 4,750	$ 12,892
Income Producing	9,162	834	9,996
Commercial & Industrial	29,545	-	29,545
Commercial Construction	22,359	3,027	25,386
Total Commercial	**69,208**	**8,611**	**77,819**
Residential Mortgage	10,901	3,463	14,364
HELOC	916	-	916
Residential Construction	14,592	4,660	19,252
Consumer/ Installment	389	-	389
Total	**$ 96,006**	**$ 16,734**	**$ 112,740**
MARKET			
Gainesville	$ 911	$ 370	$ 1,281
Coastal Georgia	3,523	1,449	4,972
East Tennessee	2,463	2,242	4,705
North Carolina	8,519	2,533	11,052
Atlanta MSA	17,380	3,524	20,904
North Georgia	63,210	6,616	69,826

1Q12

	NPLs	OREO	Total NPAs
LOAN CATEGORY			
Commercial (sec. by RE):			
Owner Occupied	$ 12,830	$ 7,892	$ 20,722
Income Producing	13,251	2,916	16,167
Commercial & Industrial	36,314	-	36,314
Commercial Construction	23,319	3,266	26,585
Total Commercial	**85,714**	**14,074**	**99,788**
Residential Mortgage	18,741	5,882	24,623
Residential Construction	24,341	11,931	36,272
Consumer/ Installment	908	-	908
Total	**$ 129,704**	**$ 31,887**	**$ 161,591**
MARKET			
Gainesville	$ 2,210	$ 3,387	$ 5,597
Coastal Georgia	5,622	1,268	6,890
East Tennessee	2,669	376	3,045
North Carolina	15,765	4,650	20,415
Atlanta MSA	22,321	7,647	29,968
North Georgia	81,117	14,559	95,676

Non Performing Assets



$ in millions
$200
$100
$0
$161.6
$145.8
$142.0
$128.2
$112.7
•NPAs to total assets - 1.65% / Allowance to loans at 2.52%
1Q12
2Q12
3Q12
4Q12•
1Q13
Non-Performing Loans

United Community Banks

30

United Community Banks, Inc. APPENDIX 31

Experienced Proven Leadership

- Over 39 years in banking
- Led company from $42 million in assets in 1989 to $6.8 billion today
- Trustee of Young Harris College
- Georgia Power Company Board Member
- GA Economic Developers Association Spirit of Georgia Award recipient

Jimmy C. Tallent
President & CEO
Joined 1984



- Over 30 years in banking
- Responsible for overall operations
- Former Consultant and Special Assistant to the CEO and EVP of Commercial Banking for TD Bank Financial Group; and President & CEO of The South Financial Group

H. Lynn Harton
Chief Operating Officer
Joined 2012



- Over 35 years in banking
- Responsible for accounting, finance and reporting activities, M&A, and investor relations
- Former CAO and Controller for State Street Corporation
- Former ABA Accounting Committee Chairman

Rex S. Schuette
EVP & CFO
Joined 2001



- Over 30 years in banking
- Responsible for Risk Management and Credit Risk Administration; Co-Chairman of Risk Management Committee; also responsible for credit underwriting, review, policy and special assets
- Former EVP & SCO for SunTrust Banks

David P. Shearrow
EVP & CRO
Joined 2007



- Over 35 years in banking
- Responsible for 27 community banks with 103 branch offices
- Formerly of Riegel Textile Credit Union; President of Farmers and Merchants Bank
- Former Georgia Board of Natural Resources Board Chairman

Bill M. Gilbert
Director of Banking
Joined 2000



- Over 20 years in financial services and banking
- Responsible for strategic planning and implementation
- Former President of American Savings Bank; and CFO & CRO of The South Financial Group

Timothy K. Schools
Chief Strategy Officer
Joined 2011



United Community Banks

32

Market Share Opportunities & Demographics

EXCELLENT GROWTH OPPORTUNITIES

Markets	Market Deposits *(in billions)* [1]	Deposits *(in billions)* [2,3]	Banks [3]	Offices	Deposit Share [1]	Rank [1]
North Georgia	$ 6.4	$ 2.0	11	22	32 %	1
Western North Carolina	6.4	.9	1	20	12	3
Gainesville MSA	2.6	.3	1	5	12	5
Atlanta MSA	50.2	2.1	10	37	4	7
Coastal Georgia	7.3	.3	2	8	4	8
East Tennessee	16.0	.3	2	11	2	9
Total Markets	**$ 88.9**	**$ 5.9**	**27**	**103**		

[1] FDIC deposit market share and rank as of 6/12 for markets where United takes deposits. Data Source: SNL and FDIC.
[2] Based on current quarter.
[3] Excludes two loan production offices

FAST GROWING MARKETS

Markets [1]	Population *(in thousands)*	Population Growth (%) Actual 2010 - 2012	Population Growth (%) Projected 2012 - 2017
Atlanta, GA MSA	5,365	2 %	5 %
East Tennessee	868	2	4
Greenville-Mauldin-Easley, SC MSA	651	2	6
Western North Carolina	446	2	4
Coastal Georgia	390	2	7
North Georgia	387	1	2
Gainesville, GA MSA	182	1	6
Total Markets			
Georgia	9,858	2	5
North Carolina	9,759	2	6
Tennessee	6,452	2	4
South Carolina	4,740	2	6
United States	313,129	1	3

[1] *Population data is for 2012 and includes those markets where United takes deposits. No deposits in SC.*

Data Source: SNL

"Without continual growth and progress, such words as improvement, achievement, and success have no meaning."

-Benjamin Franklin

United Community Banks

33

Liquidity $ in
millions
Unused Variance Capacity 1Q13 4Q12 1Q12 vs 4Q12 vs 1Q12
Wholesale Borrowings
(1)
Brokered Deposits $ 1,394 $ 332 $ 245 $ 168 $ 87 $ 164 FHLB 1,351 - 40 215 (40) (215) Fed Funds 130 - - - - -Other Wholesale - 52 53 102 (1) (50)
Total $ 2,875 $ 384 $ 338 $ 485 $ 46 $ (101) WHOLESALE
BORROWINGS
Long-Term Debt
Senior Debt $ 35 $ 35 $ - $ - $ 35 Sub-Debt 35 35 65 - (30) Trust Preferred Securities 55 55 55 - -
Total Long-Term Debt $ 125 $ 125 $ 120 $ - $ 5
(1) Estimated Brokered Deposit Total Capacity at 25% of Assets
Variance 1Q13 4Q12 1Q12 vs 4Q12 vs 1Q12

Loans $ 4,194 $ 4,175 $ 4,128 $ 19 $ 66

Core (DDA, MMDA, Savings) $ 3,295 $ 3,213 $ 3,053 $ 82 $ 242 Public Funds 732 770 819 (38) (87) CD’s 1,667 1,724 1,960 (57) (293) Total Deposits (excl Brokered) $ 5,694 $ 5,707 $ 5,832 $ (13) $ (138)

LOANS / DEPOSITS Loan to Deposit Ratio 74% 73% 71%

Investment Securities:

Available for Sale -Fixed $ 1,193 $ 1,126 $ 1,359 $ 67 $ (166) -Floating 716 712 540 4 176 Held to Maturity -Fixed 211 222 277 (11) (66) -Floating 21 22 27 (1) (6) Total Investment Securities 2,141 2,082 2,203 59 (62)

Percent of Assets (Excludes Floating) 20% 20% 23%

Business Mix – Deposits at quarter-end $ in

millions

1Q13 vs. DEPOSITS BY CATEGORY 1Q13 4Q12 3Q12 2Q12 1Q12 1Q12

Demand & Now $ 1,894 $ 1,841 $ 1,796 $ 1,735 $ 1,722 $ 172 MMDA & Savings 1,401 1,372 1,342 1,330 1,331 70

Core Transaction Deposits 3,295 3,213 3,138 3,065 3,053 242

Time < $100,000 1,014 1,050 1,118 1,159 1,201 (187) Time $100,000 < $250,000 528 547 598 625 654 (126) Public Deposits 700 739 612 623 782 (82) Total Core Deposits 5,537 5,549 5,466 5,472 5,690 (153)

Time $250,000 125 127 101 103 105 20 Public Deposits 32 31 32 36 38 (6)

Total Customer Deposits 5,694 5,707 5,599 5,611 5,833 (139)

Brokered Deposits 332 245 224 211 168 164

Total Deposits $ 6,026 $ 5,952 $ 5,823 $ 5,822 $ 6,001 $ 25

Core Transaction Deposits $ in

millions

$174

East Tennessee Core Transactions / Total

$176

4Q12 1Q13 4Q12

$209

Coastal Georgia 1Q13 Coastal GA 68.0% 67.8%

$212

Gainesville MSA 65.0 63.7 $202 North Carolina 60.1 58.9

Gainesville MSA $205 Atlanta MSA 61.9 59.9 East TN 60.2 57.9

$535

North Carolina North Georgia 69.7 54.8

$546

 Total 57.9% 56.3%

$850

North Georgia

$874

$1,243

Atlanta MSA

$1,282

$0 $200 $400 $600 $800 $1,000 $1,200

Lending & Credit Environment

Regional Credit Review – Standard Underwriting

•Legal Lending Limit $166 •House Lending Limit 20 •Project Lending Limit 12 •Top 25 Relationships 372

PROACTIVELY ADDRESSING CREDIT ENVIRONMENT

• Centralized underwriting and approval process

• Segregated work-out teams

• Highly skilled ORE disposition group STRUCTURE • Seasoned regional credit professionals

• Continuous external loan review Weekly past due meetings

• Internal loan review of new credit relationships Weekly NPA/ORE meetings

• Intensive executive management involvement….. Quarterly criticized watch loan review meetings

PROCESS Quarterly pass commercial and CRE portfolio review meetings

• Ongoing enhancements to credit policy

• Periodic updates to portfolio limits

POLICY

Commercial Construction & Real Estate

$ in millions

COMMERCIAL CONSTRUCTION

	31-Mar-13	
	Amount	Percent
Land Develop - Vacant (Improved)	$ 64.2	42 %
Raw Land - Vacant (Unimproved)	42.6	28
Commercial Land Development	20.7	14
Office Buildings	9.2	6
Churches	7.2	5
Warehouse	2.6	2
Hotels / Motels	.6	-
Miscellaneous Construction	5.3	3
Total Commercial Construction	$152.4	

Average Loan Size (,000)
- Commercial Construction $417
- Commercial RE:
  - Composite CRE 465
  - Owner Occupied 423
  - Income Producing 603

Commercial RE Characteristics
- 62.7% owner occupied
- Small business, doctors, dentists, attorneys, CPAs
- $12 million project limit

COMMERCIAL REAL ESTATE

			31-Mar-13	
	Owner Occupied	Income Producing	Total	Percent
Office Buildings	$ 295.9	$ 199.0	$ 494.9	27 %
Retail	111.7	136.1	247.8	14
Small Warehouses / Storage	119.9	63.8	183.7	10
Multi-Residential / Other Properties	69.1	93.1	162.2	9
Churches	141.0	-	141.0	8
Convenience Stores	87.7	16.2	103.9	6
Hotels / Motels	-	84.1	84.1	5
Franchise / Restaurants	37.9	33.4	71.3	4
Farmland	60.2	-	60.2	3
Manufacturing Facility	48.4	6.7	55.1	3
Auto Dealership / Service	41.4	9.4	50.8	3
Leasehold Property	16.2	17.0	33.2	2
Golf Course / Recreation	32.5	-	32.5	2
Daycare Facility	12.9	7.2	20.1	1
Funeral Home	16.4	0.6	17.0	1
Carwash	15.9	0.3	16.2	1
Movie Theater / Bowling Recreation	14.1	-	14.1	1
Marina	9.2	-	9.2	-
Mobile Home Parks	-	6.7	6.7	-
Total Commercial Real Estate	$ 1,130.4	$ 673.6	$ 1,804.0	

United Community Banks

38

Loans by Business Mix and Region

$ in millions

	1Q13	4Q12	3Q12	2Q12	1Q12	1Q13 vs. 1Q12
QUARTERLY LOANS - BUSINESS MIX BY CATEGORY						
Commercial:						
Comm & Indus	$ 454	$ 458	$ 460	$ 450	$ 440	$ 14
Owner Occ'd	1,130	1,131	1,126	1,140	1,137	(7)
Total C & I	1,584	1,589	1,586	1,590	1,577	7
Income Prod CRE	674	682	693	697	706	(32)
Comm Constr	152	155	161	169	167	(15)
Total Comm	2,410	2,426	2,440	2,456	2,450	(40)
Resi Mortgage	1,246	1,214	1,174	1,128	1,131	115
Resi Constr	372	382	389	409	436	(64)
Consum / Install	166	153	135	126	111	55
Total Loans	$ 4,194	$ 4,175	$ 4,138	$ 4,119	$ 4,128	$ 66

	2012	2011	2010	2009	2008
ANNUAL LOANS - BUSINESS MIX BY CATEGORY					
Commercial:					
Comm & Indus	$ 458	$ 428	$ 441	$ 390	$ 410
Owner Occ'd	1,131	1,112	980	963	956
Total C & I	1,589	1,540	1,421	1,353	1,366
Income Prod CRE	682	710	781	816	671
Comm Constr	155	164	297	363	500
Total Comm	2,426	2,414	2,499	2,532	2,537
Resi Mortgage	1,214	1,135	1,279	1,427	1,526
Resi Constr	382	448	695	1,050	1,479
Consum / Install	153	113	131	142	163
Total Loans	$ 4,175	$ 4,110	$ 4,604	$ 5,151	$ 5,705

	1Q13	4Q12	3Q12	2Q12	1Q12	1Q13 vs. 1Q12
QUARTERLY LOANS - BY REGION						
North Georgia	$ 1,363	$ 1,364	$ 1,383	$ 1,387	$ 1,408	$ (45)
Atlanta MSA	1,317	1,288	1,257	1,252	1,239	78
North Carolina	575	579	579	576	588	(13)
Coastal Georgia	398	400	380	369	366	32
Gainesville MSA	259	261	256	259	262	(3)
East Tennessee	282	283	283	276	265	17
Total Loans	$ 4,194	$ 4,175	$ 4,138	$ 4,119	$ 4,128	$ 66

	2012	2011	2010	2009	2008
ANNUAL LOANS - BY REGION					
North Georgia	$ 1,364	$ 1,426	$ 1,689	$ 1,884	$ 2,040
Atlanta MSA	1,288	1,220	1,310	1,435	1,706
North Carolina	579	597	702	772	810
Coastal Georgia	400	346	335	405	464
Gainesville MSA	261	265	312	390	420
East Tennessee	283	256	256	265	265
Total Loans	$ 4,175	$ 4,110	$ 4,604	$ 5,151	$ 5,705

United Community Banks
39

Non GAAP Reconciliation Tables

$ in thousands

Operating Earnings to GAAP Earnings Reconciliation

	1Q13	4Q12	3Q12	2Q12	1Q12
CORE FEE REVENUE					
Core fee revenue	$ 12,618	$ 14,551	$ 13,003	$ 12,764	$ 13,091
Securities gains, net	116	31	-	6,490	557
Loss on prepayment of borrowings	-	-	-	(6,199)	(482)
Gains from sales of low income housing tax credits	-	-	-	-	728
Hedge ineffectiveness gains (losses)	(85)	116	608	(180)	115
Interest on Federal tax refund	-	-	-	-	1,100
Mark to market on deferred compensation plan assets	177	63	153	(8)	270
Fee revenue (GAAP)	**$ 12,826**	**$ 14,761**	**$ 13,764**	**$ 12,867**	**$ 15,379**
CORE OPERATING EXPENSE					
Core operating expense	$ 40,900	$ 41,489	$ 40,523	$ 41,312	$ 42,670
Foreclosed property expense	2,333	4,611	3,706	1,851	3,825
Severance	360	563	401	1,155	190
Provision for litigation settlement	-	4,000	-	-	-
Mark to market on deferred compensation plan liability	177	63	153	(8)	270
Operating expense (GAAP)	**$ 43,770**	**$ 50,726**	**$ 44,783**	**$ 44,310**	**$ 46,955**
TANGIBLE COMMON EQUITY AND TANGIBLE EQUITY TO TANGIBLE ASSETS					
Tangible common equity to tangible assets	5.66 %	5.67 %	5.73 %	5.45 %	5.33 %
Effect of preferred equity	2.87	2.88	2.93	2.79	2.75
Tangible equity to tangible assets	8.53	8.55	8.66	8.24	8.08
Effect of goodwill and other intangibles	.07	.08	.09	.09	.11
Equity to assets (GAAP)	8.60 %	8.63 %	8.75 %	8.33 %	8.19 %
TANGIBLE COMMON EQUITY TO RISK-WEIGHTED ASSETS					
Tangible common equity to risk-weighted assets	8.39 %	8.26 %	8.44 %	8.37 %	8.21 %
Effect of preferred equity	4.19	4.24	4.29	4.35	4.23
Tangible equity to risk weighted assets	**12.58**	**12.50**	**12.73**	**12.72**	**12.44**
Effect of other comprehensive income	.49	.51	.36	.28	.10
Effect of trust preferred	1.14	1.15	1.17	1.19	1.15
Tier I capital ratio (Regulatory)	**14.21 %**	**14.16 %**	**14.26 %**	**14.19 %**	**13.69 %**

40